Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of November 13, 2025.

Platinum Equity, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Platinum Equity Investment Holdings, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President, Secretary and Treasurer

Platinum Equity Investment Holdings IC (Cayman), LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

Platinum Equity InvestCo, L.P.

By: Platinum Equity Investment Holdings IC (Cayman), LLC, its general partner

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

Platinum Equity Investment Holdings V, LLC

By:	/s/ Barbara Velasco
Name:	Barbara Velasco
Title:	Assistant Secretary

Platinum Equity Partners V, LLC

By:	/s/ Barbara Velasco
Name:	Barbara Velasco
Title:	Assistant Secretary

Platinum Equity Partners V, L.P.

By: Platinum Equity Partners V, LLC, its general partner

By:	/s/ Barbara Velasco
Name:	Barbara Velasco
Title:	Assistant Secretary

Imola JV Holdings, L.P.

By: Platinum Equity Partners V, L.P., its general partner
By: Platinum Equity Partners V, LLC, its general partner

By:	/s/ Barbara Velasco
Name:	Barbara Velasco
Title:	Assistant Secretary

Ingram Holdco, LLC

By: Imola JV Holdings, L.P., its sole member
By: Platinum Equity Partners V, L.P., its general partner
By: Platinum Equity Partners V, LLC, its general partner

By:	/s/ Barbara Velasco
Name:	Barbara Velasco
Title:	Assistant Secretary

Tom Gores

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Attorney-in-Fact